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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Check the appropriate box:

  [X]

Preliminary Proxy Statement

  [  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  [  ]

Definitive Proxy Statement

DAYBREAK MINES, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

  [X]

No fee required

  [  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)

Title of each class of securities to which transaction applies: None

2)

Aggregate number of securities to which transaction applies: None

3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11  (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -$0- no fee is payable pursuant to Rule 0-11(c) (ii)

4)

Proposed maximum aggregate value of transaction: n/a

5)

Total fee paid: $-0-

  [  ]

Fee paid previously with preliminary materials.

  [  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form of Schedule and the date of its filing.

1)

Amount Previously Paid: n/a

2)

Form, Schedule or Registration Statement No.: n/a

3)

Filing Party: n/a

4)

Date Filed: n/a

SEC 1913  (12-03)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

DAYBREAK MINES, INC.

Notice of 2005 Annual Meeting of Shareholders

To be Held on October 25, 2005

NOTICE IS HEREBY GIVEN that the 2005 Annual Meeting of Shareholders of Daybreak Mines, Inc. (the "Company"), will be held at 11:00 o’clock a.m. (PDST), on October 25, 2005, at the Washington Mutual Building, Conference Room A located at 601 W. Main Avenue, Spokane, Washington 99201, to consider and act upon the following matters:

1.

To amend the Articles of Incorporation to change the name of the Company to Daybreak Oil and Gas, Inc.

2.

To elect six (6) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified;

3.

To transact such other business as may properly come before the meeting or any adjournment thereof.

Only Shareholders of record on the books of the Company at the close of business on August 31, 2005, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

_________________, 2005

By Order of the Board of Directors

Robert N. Martin, President

DAYBREAK MINES, INC.

601 W. Main Avenue, Suite 1017

Spokane, WA 99201

_____________

PROXY STATEMENT

For the Annual Meeting of Shareholders

To be Held October 25, 2005

This Proxy Statement is being furnished by the Board of Directors of Daybreak Mines, Inc. ("Daybreak" or the "Company") to holders of shares of the Company's $0.001 par value Common Stock, (the "Common Stock") in connection with the solicitation by the Board of Directors of Proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 25, 2005, and any adjournment or adjournments thereof (the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting.  This Proxy Statement is first being mailed to Shareholders on or about _____________, 2005.

There are no dissenter's rights applicable with respect to any matter to be considered by the Shareholders.

The Company has determined August 31, 2005, as the record date with respect to the determination of Shareholders entitled to vote at the Annual Meeting of Shareholders.

PURPOSES OF THE ANNUAL MEETING

Election of Directors

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of six (6) members to the Board of Directors to serve for a one year term or until their respective successors are elected and qualified (See "Election of Directors").

Amendment to the Articles of Incorporation

To consider and vote upon the adoption of amendment to the Company's Articles of Incorporation to change the name of the Company to Daybreak Oil and Gas, Inc. (See "Amendment of the Company's Articles of Incorporation").

VOTING AT ANNUAL MEETING

1.

Record Date.  The Board of Directors of Daybreak has fixed the close of business on August 31, 2005, as the record date for the purpose of determining Shareholders entitled to notice of and to vote at the Annual Shareholders’ Meeting.  At the close of business on that date, Daybreak had 21,495,419 shares issued and outstanding.  A majority of such shares 10,747,710 will constitute a quorum for the transaction of business at the Annual Meeting.  Proxies that are submitted but are not voted FOR or AGAINST (because of abstention, broker non-votes, or otherwise) will be treated as present for all matters considered at the meeting.

2.

Solicitation of Proxies.  The accompanying Proxy is solicited on behalf of the Board of Directors of Daybreak, and the cost of solicitation will be borne by the Company.  Following the original mailing of the Proxies and soliciting materials, directors, officers and employees of Daybreak may, but do not presently intend, to solicit proxies by mail, telephone, telegraph, or personal interviews.  Daybreak may request brokers, custodians, nominees, and other record holders to forward copies of the respective proxies and soliciting materials to persons for whom they hold shares of Daybreak and to request authority for the exercise of proxies.  In such cases, Daybreak will reimburse such holders for their reasonable expenses.  Daybreak does not intend to utilize the services of an outside proxy solicitation firm.

3.

Revocation of Proxy.  Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by written notice to that effect received by the Secretary of Daybreak at any time before the authority thereby granted is exercised, by execution of a proxy bearing a later date presented at the meeting, or by attendance of such person at the Annual Meeting.

4.

How Proxies will be Voted.  Proxies received by the Board of Directors in the accompanying form will be voted at the Annual Meeting as specified therein by the person giving the proxy.  If no specification is made with respect to the matters to be voted upon at the meeting, the shares represented by such proxy will be voted FOR the nominees to the Board of Directors; FOR amendment to the Company's Articles of Incorporation changing the name of the Company to Daybreak Oil and Gas, Inc.; and FOR all other matters to be considered.  All shares represented by valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the Annual Meeting.  However, the Board of Directors does not know of any matters to be considered at the meeting other than those specified in the Notice of Meeting.

5.

Voting Power. Shareholders of the Common Stock of Daybreak are entitled to one vote for each share held for all matters.

All of the Common Stock authorized has equal voting rights and powers without restrictions in preference.  The stock does not have cumulative voting rights, which means that the holders of more than fifty percent (50%) of the shares voting in an election of directors may elect all of the directors if they choose to do so.  In such event, the holders of the remaining shares aggregating less than fifty percent (50%) would not be able to elect any directors.  Shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such shares and to give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or distribute the votes so cumulated among as many candidates as he may desire.

6.

Principal Shareholders.

The following table sets forth as of August 31, 2005, information concerning the direct ownership of each class of equity securities by all persons known by the Company to be the beneficial holder of 5% or more of the Company’s Stock.

Title

Percent

of Class

 Name of Beneficial Owner

No. of Shares

of Class

Common Stock

Terry Dunne

3,115,000

14.5%

Common Stock

Robert W. O'Brien

3,095,000

14.4%

Common Stock

413294 Alberta Ltd.

1,100,000

5.1%

The Company does not know of any other person who held more than five percent (5%) of the Company's outstanding Common Stock as of August 31, 2005, or as of the date of the preparation of this Proxy Statement.

7.

Required Approvals.

By unanimous consent, the Board of Directors of the Company have adopted resolutions (1) nominating Robert Martin, Jeffrey R. Dworkin, Thomas C. Kilbourne, Dale B. Lavigne, Ronald D. Lavigne and Michael Curtis to the Board of Directors of the Company to serve for a one-year term or until their respective successors are elected and has qualified; (2) approving an amendment to the Company’s Articles of Incorporation to change the name of the Company to Daybreak Oil and Gas, Inc.; and (3) recommending that the Company’s Shareholders vote to approve each of the above matters to be submitted to the Shareholders for consideration at the Annual Meeting of Shareholders.

Directors are elected by a plurality of the votes cast by the holders of the Common Stock meeting at which a quorum is present.  "Plurality" means that the individuals who receive the largest number of votes cast are elected as Directors up to the maximum number of Directors to be chosen at the meeting.  Consequently, any shares not voted (whether by abstentions, broker nonvotes or otherwise) have no impact in the election of Directors, except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.  The election of Directors will be accomplished by determining the six nominees receiving the highest total votes.

The proposed amendment to the Company’s Articles of Incorporation to change the name of the Company to Daybreak Oil and Gas, Inc. will require the affirmative vote of the holders of at least a majority of the shares entitled to vote thereon.  Abstentions and broker nonvotes will have the effect of a vote against the proposal with respect changing the Company’s state of domicile.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

(a)

Identification of Directors

The following information as of the fiscal year ended February 28, 2005, is provided with respect to each director and executive officer of the Company.

Name

Age

Office with the Company

Robert Martin, P. Geol

51

Director/President

Jeffrey R. Dworkin

47

Director/Secretary

Thomas C. Kilbourne

53

Director /Treasurer

Dale B. Lavigne

74

Director/Chairman

Ronald D. Lavigne

51

Director

Michael Curtis

51

Director

(b)

Identification of Executive Officers

Set forth below is the name, age and length of service of the Company's present Executive Officers.

Name

Age

Office with the Company

Length of service

Robert Martin, P. Geol

51

Director/President

since 2004

Jeffrey R. Dworkin

47

Director/Secretary

since 2004

Thomas C. Kilbourne

53

Director /Treasurer

since 2001

Dale B. Lavigne

74

Director/Chairman

since 1975

Executive Officers are appointed to serve until the meeting of the Board of Directors following the next annual meeting of shareholders and until their successors have been elected and qualified. There are no arrangements or understandings between any of the directors, officers, and other persons pursuant to which such person was selected as an Executive Officer.

Family Relationships:

Dale B. Lavigne and Ronald D. Lavigne are father and son.  Thomas C. Kilbourne is Dale B. Lavigne’s son-in-law.

Business Experience

Set forth below is certain biographical information regarding each Director and Executive Officer of the Company:

Robert N. Martin, a Professional Geologist, is the President and a Director of the Company.  Mr. Martin is graduated from McGill University with a Bachelor of Science degree. Prior to becoming the President of the Company, Mr. Martin was the President of LongBow Energy Corporation from March 2003 until October 2004.  From September 2000 until November 2002 Mr. Martin was the Vice President of Exploration for New Energy West LTD. of Calgary, Alberta.  Mr. Martin is a member of the Association of Professional Geologists, Geophysicists and Engineers of Alberta and a member of the Canadian Society of Petroleum Geologists.

Dale B. Lavigne is the Chairman and a Director of the Company.  Mr. Lavigne has been a director of the Company for more than 30 years and has served as the Company’s President for more than 15 years until 2005.  Mr. Lavigne graduated from the University of Montana with a B. S. Degree in Pharmacy. For the past 47 years, Mr. Lavigne has been the Chairman and a Director of the Osburn Drug Company, Inc., a 4-store chain of drug stores in North Idaho.  Mr. Lavigne is also a Director and Officer of Metropolitan Mines, Inc., a reporting publicly-held, inactive mineral exploration company.  Mr. Lavigne is also a director and officer of various other public non-reporting inactive mineral exploration companies.  Mr. Lavigne is the former Chairman of the First National Bank of North Idaho; a former member of the Gonzaga University Board of Regents; President of the Silver Valley Economic Development Corporation and a current member of the Governor's Task Force on Rural Idaho.

Ronald D. Lavigne is a Director of the Company.  Mr. Lavigne has been and a Director of the Company since 2000.  Mr. Lavigne is graduated from the University of Montana with a BS Degree in Pharmacy.  Mr. Lavigne is the President and a Director of the Osburn Drug Company.  Mr. Lavigne is also a director and officer of various other public non-reporting inactive mineral exploration companies.

Thomas C. Kilbourne is the Treasurer and a Director of the Company.  Mr. Kilbourne has been an officer of the Company since February 2001 and a Director of the Company since January 2000.  Mr. Kilbourne graduated from the University of Montana with a BS Degree in Business Administration and Finance.  Mr. Kilbourne has been the Chief Financial Officer and a Director of the Osburn Drug Company since 1999.  Prior to that time he had been the General Manager of Tabor’s/Modern Drug in Wallace, Idaho since 1980.

Jeffrey R. Dworkin is a Director and Corporate Secretary of the Company.  Mr. Dworkin is graduated from Queens University with a Bachelor of Arts Degree and the London School of Economics and Politics with a Bachelor of Laws degree.  Since 2000 Mr. Dworkin was employed by LongBow Energy Corp., a junior oil and gas company listed on the TSX Venture Exchange and assisted in the raising of approximately Cdn$3 MM.  Mr. Dworkin declared personal bankruptcy under Canadian law on September 3, 2003 and was discharged on June 3, 2004.

Michael Curtis is a Director of the Company.  Since 1998 Mr. Curtis has been the president of Cardwell Capital Corporation, a private investment and trading company that invests in private and public corporations in the North American Markets.

Board Committees

The entire board performs the function of the Audit, Compensation and Nominating Committee. Directors are currently nominated by the total Board of Directors.  It is anticipated that a Nominating Committee charter will be implemented during 2005.

The entire board performed the functions of the Audit Committee during the year ended February 28, 2005.  The Audit Committee approves the selection of the Company’s independent certified public accountants to audit the annual financial statements and review the quarterly financial statement, discusses with the auditors and approves in advance the scope of the audit and reviews, reviews management’s administration of the system of internal controls, and reviews the Company’s procedures relating to business ethics.  None of the Directors are deemed to be independent directors as that term is defined in Rule 4200(a) (14) of the NASD’s listing standards.  Thomas C. Kilbourne is the financial expert for the purpose of compliance with the Sarbanes–Oxley Act of 2002.  The Company does not have a written audit committee charter but intends to adopt a written audit committee charter prior to year-end.

Appointment of Auditors

The Audit Committee has appointed the firm DeCoria, Maichel & Teague P.S. as independent certified public accountants for the Company for the fiscal year ending February 28, 2006.  DeCoria, Maichel & Teague P.S. has served as the Corporation's independent auditors since 2002.  No representative of DeCoria, Maichel & Teague P.S. is expected to be present at the Special Meeting with the opportunity to make statements and respond to appropriate questions from shareholders present at the meeting.  Under the Sarbanes-Oxley Act of 2002, the Audit Committee has the sole authority to appoint the independent auditors for the Corporation.  Therefore, the Corporation is not submitting the selection of DeCoria, Maichel & Teague P.S.to our shareholders for ratification.  It is intended that DeCoria, Maichel & Teague P.S. will continue as the independent auditors for Daybreak.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditors

The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors.  The Audit Committee has established a policy regarding pre-approval of all audit and non-audit services provided by the independent auditors.  On an ongoing basis, management communicates specific projects and categories of services for which advance approval of the Audit Committee is requested.  The Audit Committee reviews these requests and advises management if the Audit Committee approves the engagement of the independent auditors for specific projects.  On a periodic basis, management reports to the Audit Committee regarding the actual spending for such projects and services compared to the approved amounts.  The Audit Committee may also delegate the ability to pre-approve audit and permitted non-audit services to a subcommittee consisting of one or more Audit Committee members, provided that any such pre-approvals are reported on at a subsequent Audit Committee meeting.

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the Company’s annual financial statements for the fiscal years ended February 28, 2005 and February 29, 2004 were $11,150.00 and $9,745.00 respectively.

Audit Related Fees

The Company incurred no fees during the last two fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit of the Company’s financial statements.

Tax Fees

The Company incurred no fees during the last two fiscal years for professional services rendered by the Company’s principal accountant for tax compliance, tax advice and tax planning.

All Other Fees

The Company incurred fees totaling $6,850.00 and $2,670.00 during the fiscal years ended February 28, 2005 and February 29, 2004, respectively, for services rendered by the Company’s principal accountant relating to the preparation of quarterly financial statements for inclusion in the Company’s quarterly reports on Form 10QSB.

Board Meetings

During the fiscal year ended February 28, 2005 there were eight meetings of the Board of Directors.  All directors were present at each meeting of the Board of Directors.

Legal Proceedings

As of the date hereof, it is the opinion of management that there is no material proceeding to which any director, officer or affiliate of the registrant, any owner of record or beneficially of more than five percent of any class of voting securities of the registrant, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the registrant or any of its subsidiaries or has a material interest adverse to the registrant or any of its subsidiaries.

Certain Relationships and Related Transactions

From March 22, 2005 until August 31, 2005 the Company borrowed a total of  $65,000 from three of its directors (Tom Kilbourne, Dale Lavigne, and Ron Lavigne) and a total of $93,820.52 from two (in excess of 10% ownership) control shareholders (Terry Dunne and Robert O’Brien). These various loans all have the following terms and conditions:

(1)

Interest rate of 6% per annum

(2)

Due one year from the date of the loan

(3)

Convertible into common stock of Daybreak after six months (both principal and interest) at the rate of $0.25 per share at the option of the noteholder.

REMUNERATION AND OTHER COMPENSATION OF MANAGEMENT

Summary Compensation Table

During fiscal years ended February 28, 2003 and 2005 and February 29, 2004, no executive compensation was paid. The president of the Company, Robert N. Martin, received 1,100,000 shares of common stock for services to be performed from March 1, 2005 to February 28, 2006. He will also receive $1,000 per month from March 1, 2005 to February 28, 2006. The secretary of the Company, Jeffery Dworkin, will also receive $1,000 per month from March 1, 2005 to February 28, 2006.

The Company has no qualified or nonqualified stock option plans and has no outstanding stock options.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Company has one class of voting securities entitled to be voted at the Annual Meeting.  At August 31. 2005, there were 21,495,419 shares of Common Stock held by 2,221 shareholders of record.  Each share of Common Stock is entitled to one vote on each matter to be considered.  The presence of the holders of a majority of the outstanding voting shares is necessary to constitute a quorum at the Annual Meeting.  Approval of the proposals to be presented at the Annual Meeting will require the affirmative vote of the holders of a majority of the shares present at the meeting.

The Company has determined August 31, 2005, as the record date with respect to the determination of Shareholders entitled to vote at the 2005 Annual Meeting of Shareholders.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

(a)

Security Ownership of Certain Beneficial Owners

The following table sets forth as of August 31, 2005, information concerning the direct ownership of each class of equity securities by all persons known by the Company to be the beneficial holder of 5% or more of the Company’s Stock:

Title

Percent

of Class

Name of Beneficial Owner

No. of Shares

of Class

Common Stock

Terry Dunne

3,115,000

14.5%

Common Stock

Robert W. O'Brien

3,095,000

14.4%

(b)

Security Ownership of Management

The following table sets forth as of August 31, 2005, information concerning the direct ownership of each class of equity securities by all directors and all directors and officers of the Company as a group:

Title

Percent

of Class

Name of Beneficial Owner

No. of Shares

of Class

Common Stock

Robert Martin (1)

1,100,000

5.1%

Common Stock

Dale B. Lavigne

568,425

2.6%

Common Stock

Ronald D. Lavigne

303,000

1.4%

Common Stock

Thomas C. Kilbourne

303,000

1.4%

Common Stock

All directors and officers

as a group (4 individuals)

2,274,425

10.5%

_______________

(1) includes 1,100,000 shares issued to 413249 Alberta Ltd., a company controlled by Mr. Martin.

MATTERS TO BE CONSIDERED AND VOTED UPON AT

THE ANNUAL MEETING OF SHAREHOLDERS

1.

Election of Directors

At the Annual Meeting, Shareholders will be asked to consider and to take action on the election of six (6) members to the Board of Directors to serve for a one-year term or until their respective successors are elected and qualified.

The nominees for directors, together with certain information with respect to each, is as follows:

The following information is provided with respect to each executive officer and director of the Company as of February 28, 2005.

Name

Age

Office with the Company

Robert Martin, P. Geol

51

Director/President

Jeffrey R. Dworkin

47

Director/Secretary

Thomas C. Kilbourne

53

Director /Treasurer

Dale B. Lavigne

74

Director/Chairman

Ronald D. Lavigne

51

Director

Michael Curtis

51

Director

Robert N. Martin, a Professional Geologist, is the President and a Director of the Company.  Mr. Martin is graduated from McGill University with a Bachelor of Science degree. Prior to becoming the President of the Company, Mr. Martin was the President of LongBow Energy Corporation from March 2003 until October 2004.  From September 2000 until November 2002 Mr. Martin was the Vice President of Exploration for New Energy West LTD. of Calgary, Alberta.  Mr. Martin is a member of the Association of Professional Geologists, Geophysicists and Engineers of Alberta and a member of the Canadian Society of Petroleum Geologists.

Dale B. Lavigne is Chairman and a Director of the Company.  Mr. Lavigne has been a director of the Company for more than 30 years and has served as the Company’s President for more than 15 years until 2005.  Mr. Lavigne graduated from the University of Montana with a B. S. Degree in Pharmacy. For the past 47 years, Mr. Lavigne has been the Chairman and a Director of the Osburn Drug Company, Inc., a 4-store chain of drug stores in North Idaho.  Mr. Lavigne is also a Director and Officer of Metropolitan Mines, Inc., a reporting publicly-held, inactive mineral exploration company. Mr. Lavigne is also a director and officer of various other public non-reporting inactive mineral exploration companies.  Mr. Lavigne is the former Chairman of the First National Bank of North Idaho; a former member of the Gonzaga University Board of Regents; President of the Silver Valley Economic Development Corporation and a current member of the Governor's Task Force on Rural Idaho.

Ronald D. Lavigne is a Director of the Company.  Mr. Lavigne has been Vice President and a Director of the Company since 2000.  Mr. Lavigne is graduated from the University of Montana with a BS Degree in Pharmacy.  Mr. Lavigne is the President and a Director of the Osburn Drug Company.  Mr. Lavigne is also a director and officer of various other public non-reporting inactive mineral exploration companies.

Thomas C. Kilbourne is the Treasurer and a Director of the Company.  Mr. Kilbourne has been an officer of the Company since February 2001 and a Director of the Company since January 2000.  Mr. Kilbourne graduated from the University of Montana with a BS Degree in Business Administration and Finance.  Mr. Kilbourne has been the Chief Financial Officer and a Director of the Osburn Drug Company since 1999.  Prior to that time he had been the General Manager of Tabor’s/Modern Drug in Wallace, Idaho since 1980.

Jeffrey R. Dworkin is a Director and Corporate Secretary of the Company.  Mr. Dworkin is graduated from Queens University with a Bachelor of Arts Degree and the London School of Economics and Politics with a Bachelor of Laws degree.  Since 2000 Mr. Dworkin was employed by LongBow Energy Corp., a junior oil and gas company listed on the TSX Venture Exchange and assisted in the raising of approximately Cdn$3 MM.  Mr. Dworkin declared personal bankruptcy under Canadian law on September 3, 2003 and was discharged on June 3, 2004.

Michael Curtis is a Director of the Company.  Since 1998 Mr. Curtis has been the president of Cardwell Capital Corporation, a private investment and trading company that invests in private and public corporations in the North American Markets.

The Board of Directors recommends a vote “For” each nominee to the Board of Directors.

2.

Amendment to the Company's Articles of Incorporation

The Board of Directors proposes the following amendment to the Articles of Incorporation:

Amended First Article

Name

The name of the corporation shall be Daybreak Oil and Gas, Inc.

The Board of Directors recommends a vote “For” the amendment to the Articles of Incorporation.

3.

Other Matters

Management does not know of any other matters likely to be brought before the 2005 Annual Meeting of Shareholders.  However, in the event any other matters properly come before the 2005 Annual Meeting of Shareholders, such matters will be acted upon accordingly.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the next Annual Meeting of Shareholders to be held in 2006, must be received by the Secretary of the Company on or before __________, 2006, in order to be included in the information statement for that meeting.  Proposals should be directed to Daybreak Mines, Inc., Attn: Corporate Secretary, 601 W. Main Avenue, Ste. 1017, Spokane, WA 99201.

Robert N. Martin, President

12